UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     July 20, 2018

National Beverage Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14170	59-2605822
(Commission File Number)	(IRS Employer Identification No.)

8100 SW Tenth Street, Suite 4000
Fort Lauderdale, Florida	33324
(Address of Principal Executive Offices)	(Zip Code)

(954) 581-0922
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

Effective July 20, 2018, National Beverage Corp. (the “Company”) amended and restated its By-Laws (the “Amendment”). The Amendment was unanimously approved by the Board of Directors of the Company on May 14, 2018, contingent upon the Company’s amended and restated certificate of incorporation (the “Charter”) becoming effective. The amended Charter became effective when it was filed with the Delaware Secretary of State on July 20, 2018.

The By-Laws were amended to (i) add procedures for stockholder proposals at annual meetings, (ii) add procedures for submission of information by director nominees at meetings of the stockholders, (iii) add procedures for electronic communication with stockholders, (iv) clarify voting procedures and the duties of the inspectors for meetings of the stockholders, (v) clarify that all matters voted on at meetings of the stockholders shall be by a majority of the votes present, (vi) add procedures for the promulgation of rules for meetings of the stockholders, (vii) allow a majority of directors to call a special meeting of the Board, (viii) add procedures for meetings of the Board to include electronic communications, (ix) clarify the composition and duties of Board committees, (x) add waiver of notice under the By-Laws pursuant to electronic communications, (xi) add provisions for uncertificated shares, (xii) clarify the procedures regarding the fixing of the record date for corporate actions, (xiii) add a provision for forum selection for internal claims in Delaware, (xiv) add a provision allowing the amendment of the By-Laws pursuant to the provisions of Delaware law, and (xv) make updates to conform with the current provisions of Delaware law and with the Charter, as amended. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the text of the Amendment, which is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description
3.2	Amended and Restated By-Laws of National Beverage, Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Beverage Corp.

By:	/s/ George R. Bracken
George R. Bracken
Executive Vice President - Finance

Date: July 23, 2018

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